This submission is being made solely to obtain a class identifier for the following variable annuity product under the Pruco Life Flexible Premium Variable Annuity Account (811-07325), Series ID No. S000001233:

Contract: Discovery Preferred Annuity (033-61125).

Any questions regarding this submission should be directed to Mary K. Johnson, Vice President, Corporate Counsel, at Prudential at (860) 534-7704.